Exhibit 24.1

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, each of them acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his name in any and all capacities (including his capacity as a director and/or officer of the Corporation) to (i) a Registration Statement on Form S-3 or such other form as may be appropriate and any amendments, including pre-effective and post-effective amendments to such Registration Statement and supplements thereto, registering the issuance from time to time pursuant to Rule 415 of shares of common stock, shares of preferred stock (which may or may not be convertible into shares of common stock), debt securities which will constitute senior indebtedness of the Corporation (and which may or may not be convertible into shares of common stock and/or preferred stock (which may or may not be convertible into shares of common stock)) (the "Senior Debt Securities"), debt securities which will be subordinated in right of payment to all senior indebtedness of the Corporation (and which may or may not be convertible into shares of common stock and/or preferred stock (which may or may not be convertible into shares of common stock)) (the "Subordinated Debt Securities" and together with the Senior Debt Securities, the "Debt Securities") and/or warrants to purchase shares of common stock and/or preferred stock and/or Debt Securities and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto, including any registration statement relating to such Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 21st day of January, 2004.


              Signature                          Title
              ---------                          -----

          /s/ Glen A. Barton                    Director
   --------------------------------
              Glen A. Barton


         /s/ Vincent A. Calarco                 Director
   ---------------------------------
             Vincent A. Calarco

         /s/ James T. Curry, Jr.                Director
   ---------------------------------
             James T. Curry, Jr.


         /s/ Joseph P. Flannery                 Director
   ---------------------------------
             Joseph P. Flannery


         /s/ Michael S. Hamson                  Director
   ---------------------------------
             Michael S. Hamson


         /s/ Leo I. Higdon, Jr.                 Director
   ---------------------------------
             Leo I. Higdon, Jr.


        /s/ Pierre Lassonde                    President and Director
   ---------------------------------
            Pierre Lassonde


        /s/ Robert J. Miller                    Director
   ---------------------------------
            Robert J. Miller

                                               Chairman of the Board and Chief
        /s/ Wayne W. Murdy                      Executive Officer
   ----------------------------------          (Principal Executive Officer)
            Wayne W. Murdy


        /s/ Robin A. Plumbridge                 Director
   ----------------------------------
            Robin A. Plumbridge


        /s/ John B. Prescott                   Director
   ----------------------------------
            John B. Prescott


        /s/ Michael K. Reilly                  Director
   ----------------------------------
            Michael K. Reilly


       /s/ Seymour Schulich                    Director
   ----------------------------------
           Seymour Schulich

       /s/ James V. Taranik                    Director
   ----------------------------------
           James V. Taranik


       /s/ Bruce D. Hansen                     Senior Vice President and Chief
   -----------------------------------         Financial Officer
           Bruce D. Hansen                     (Principal Financial Officer)


       /s/ David W. Peat                       Vice President and Global
   ----------------------------------          Controller (Principal
           David W. Peat                       Accounting Officer)